                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

      Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc.,
               Scudder New Europe Fund, The Argentina Fund, Inc.,
                  The Brazil Fund, Inc., The Korea Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

               PRELIMINARY PROXY MATERIALS DATED OCTOBER 22, 1998

                                                                October   , 1998

                     SCUDDER GLOBAL HIGH INCOME FUND, INC.
                          SCUDDER NEW ASIA FUND, INC.
                         SCUDDER NEW EUROPE FUND, INC.
                            THE ARGENTINA FUND, INC.
                             THE BRAZIL FUND, INC.
                              THE KOREA FUND, INC.

                                 IMPORTANT NEWS

                         FOR SCUDDER FUND STOCKHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a stockholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's stockholders to approve a new investment management, advisory and administration agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management, advisory and administration agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION AGREEMENT.

Q:  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund stockholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management, advisory and administration agreement, subject to receipt of stockholder approval within 150 days. Accordingly, we are seeking stockholder approval of the new investment management, advisory and administration agreement with your Fund.

Q:  HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND STOCKHOLDER?

A: We do not expect the transaction to affect you as a Fund stockholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management, advisory and administration agreement is substantially identical to the former investment management, advisory and administration agreement, except for the dates of execution and termination and, for The Argentina Fund, Inc., a reduction in the fee rate paid to the investment manager. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction. If stockholders do not approve the new investment management, advisory and administration agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its stockholders.

Q: WILL FEES PAID UNDER THE INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION AGREEMENT INCREASE?

A: No, except in the case of The Argentina Fund, Inc. (for which, the investment management, advisory and administration fee rate has been reduced, as described in the enclosed Proxy Statement under "Differences Between the Former and New Investment Management Agreements," the fee rates paid by your Fund under its investment management, advisory and administration agreement will remain the same.

Q:  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A: Stockholders of The Argentina Fund, Inc. and The Korea Fund, Inc. are also being asked to vote for the approval of a new research and advisory agreement with Sociedad General de Negocios y Valores S.A. and Daewoo Capital Management Co., Ltd., respectively.

Q:  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q:  WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:  No, Zurich or its affiliates will bear these costs.

Q:  WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-2681.

                     SCUDDER GLOBAL HIGH INCOME FUND, INC.
                          SCUDDER NEW ASIA FUND, INC.
                         SCUDDER NEW EUROPE FUND, INC.
                            THE ARGENTINA FUND, INC.
                             THE BRAZIL FUND, INC.
                              THE KOREA FUND, INC.

                                345 Park Avenue
                            New York, New York 10154

                                                                October   , 1998

Dear Stockholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the stockholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management, advisory and administration agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund stockholder. Your Fund shares will not change, the fee rates and expenses paid by your Fund under its management, advisory and administration agreement will not increase and the investment objectives of your Fund will remain the same.

     Stockholders are also being asked to approve certain other matters that have been set forth in the Notice of Meeting. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Because all of the funds for which Scudder Kemper acts as investment manager are holding stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Lynn S. Birdsong
Lynn S. Birdsong
President and Chairman
Scudder Global High Income Fund, Inc.

/s/ Nicholas Bratt
Nicholas Bratt
President
The Argentina Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                     SCUDDER GLOBAL HIGH INCOME FUND, INC.
                          SCUDDER NEW ASIA FUND, INC.
                         SCUDDER NEW EUROPE FUND, INC.
                            THE ARGENTINA FUND, INC.
                             THE BRAZIL FUND, INC.
                              THE KOREA FUND, INC.

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS

     Please take notice that Special Meetings of Stockholders (each a "Special Meeting") of each corporation listed above (each a "Fund," collectively, the "Funds") will be held jointly at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998, at 3:00 p.m., Eastern time, for the following purposes:

        PROPOSAL 1:    To approve a new investment management, advisory and
                       administration agreement for each Fund with Scudder
                       Kemper Investments, Inc.; and

        PROPOSAL 2:    (For stockholders of The Argentina Fund, Inc. and The
                       Korea Fund, Inc. only) To approve a new research and advisory agreement between Scudder Kemper Investments, Inc. and Sociedad General de Negocios y Valores S.A. and
                       Daewoo Capital Management Co., Ltd., respectively.

     The appointed proxies will vote in their discretion on any other business as may properly come before a Special Meeting or any adjournments thereof.

     Holders of record of shares of each Fund at the close of business on October 19, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                            By Order of the Boards of Directors,

                                                         /s/ Thomas F. McDonough
                                                             Thomas F. McDonough
                                                                       Secretary

October   , 1998

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                     SCUDDER GLOBAL HIGH INCOME FUND, INC.
                          SCUDDER NEW ASIA FUND, INC.
                         SCUDDER NEW EUROPE FUND, INC.
                            THE ARGENTINA FUND, INC.
                             THE BRAZIL FUND, INC.
                              THE KOREA FUND, INC.

                                345 Park Avenue
                            New York, New York 10154

                             JOINT PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of each of the corporations listed above (each a "Fund," collectively, the "Funds") for use at the Special Meeting of Stockholders of each Fund, to be held jointly at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998 at 3:00 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

     In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.

     This Proxy Statement, the Notice of Special Meetings and the proxy cards are first being mailed to stockholders on or about November 4, 1998 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the shares of a Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting.

The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of each Fund.

     Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each Proposal, each of which requires the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each Proposal.

     Stockholders of each Fund will vote separately with respect to each Proposal.

     Holders of record of the shares of each Fund at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table provided in Appendix 1 hereto sets forth the number of shares outstanding for each Fund as of June 30, 1998.

     Appendix 2 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of each Fund's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 2.

     Appendix 3 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Directors of the relevant Board and the number of shares of each applicable Fund owned directly or beneficially by the President of each of Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc. and the Brazil Fund, Inc.

     Each Fund provides periodic reports to all of its stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-349-4281 or writing the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154.

                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder Kemper acts as the investment adviser to and manager and administrator for each Fund pursuant to an investment management, advisory and administration agreement entered into by each Fund and Scudder Kemper. The investment management, advisory and administration agreement in effect between each Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement," collectively, the "Former Investment Management Agreements."

     The investment management, advisory and administration agreement currently in effect between each Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with the Former Investment Management Agreements, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")

     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Funds by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management, advisory and administration agreement with Scudder. Conse-quently, the Former Investment Management Agreement between each Fund and Scudder Kemper was approved by each Fund's Board and stockholders.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., 22 Arlington Street, London, England SW1A 1RW, United Kingdom, which held B.A.T's financial services businesses.

     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                     [ZURICH FINANCIAL SERVICES FLOW CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; Eagle Star Reinsurance Company Ltd., UK ("Eagle Star") (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

     Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and Scudder Kemper was approved by the Board members of each Fund and is now being proposed for approval by stockholders of each Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain stockholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, the fees owed by each Fund under its investment management, advisory and administration agreement are being held in escrow until the earlier of stockholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the master form of New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION AND, IN THE CASE OF THE ARGENTINA FUND, INC., A REDUCTION IN THE FEE RATE PAID TO THE INVESTMENT MANAGER. In addition, the portfolio managers for each Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreements" below.

BOARD'S RECOMMENDATION

     On various dates between July 22 and July 28, 1998, the Board of each Fund met and the Board members of each Fund, including the Board members who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) (the "Non-Interested Directors" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the stockholders of each applicable Fund. On October 27, 1998, the Board members of The Argentina Fund, Inc. approved a reduction in the fee rate paid to the Investment Manager, effective

, 1998 (as described below under "Differences Between the Former and New Investment Management Agreements").

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     The Non-Interested Board members of each Fund have been aware of the proposed Zurich-B.A.T Transaction since the announcement of the Agreement in Principle on October 16, 1997. The Board members of each Fund were kept informed by Scudder Kemper of significant subsequent developments regarding the Transaction, including the execution of the Merger Agreement on December 22, 1997 and the receipt of necessary regulatory approvals.

     In the course of the annual review by the Non-Interested Board members of the continuance of the investment management, advisory and administration agreements between each Fund and Scudder Kemper, Scudder Kemper furnished the Board members with detailed information regarding the proposed Transaction, including information provided to the shareholders of Zurich and B.A.T and information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T expected to be acquired by Scudder Kemper following completion of the Transaction. The Non-Interested Board members had the opportunity to consider this information with the assistance of their independent counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Non-Interested Board members that the proposed Transaction would not have a material effect on the operations of the Funds or on their stockholders.

     During the course of their deliberations, the Non-Interested Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Funds; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the investment record of Scudder Kemper in managing the Funds; the experience of Scudder Kemper in the field of international investing; Scudder Kemper's profitability from advising the Funds; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios, particularly fees and expense ratios of funds with foreign investments, including single country and regional funds, advised by Scudder Kemper and other investment advisers; the risks assumed by Scudder Kemper; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as manager to the Funds and from affiliates of Scudder Kemper serving as the Funds' fund accounting servicing agent and shareholder servicing agent; financial and other benefits of Scudder Service

Corporation receiving payment from the Funds for acting as shareholder servicing agent; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Funds; and various other factors. The Non-Interested Board members of each Fund considered the foregoing factors with respect to each of the applicable Funds.

     The Board of each Fund was advised that Zurich intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each of the Boards was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds' stockholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Non-Interested Directors.

     In addition to the foregoing factors, the Non-Interested Directors gave careful consideration to the likely impact of the Transaction on the Scudder Kemper organization. In this regard, the Non-Interested Directors considered, among other things, the fact that the Transaction does not appear to alter in any material respect the substantial autonomy afforded to Scudder Kemper executives over Scudder Kemper's operations, the equity participation and incentives for many Scudder Kemper employees, or Zurich's strategy for the development of its asset management business through Scudder Kemper. Based on the foregoing, the Non-Interested Directors concluded that the Transaction should cause no reduc-tion in the quality of services provided to the Funds and believe that the Transaction should enhance Scudder Kemper's capabilities and strengths.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, all Former and New Investment Management Agreements are substantially identical. Under each Investment Management Agreement, Scudder Kemper provides each Fund with continuing investment management services. The Investment Manager makes investment decisions, prepares and makes available research and statistical data and supervises the acquisition and disposition of securities by each Fund, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors. The Investment Manager assists each Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors. The Investment Manager is required to maintain or cause to be maintained for each Fund all books, records and reports and any other information required to be maintained under the 1940 Act (and, with respect to The Brazil Fund, Inc. only, to furnish or cause to be furnished all required reports or other information under Brazilian securities laws) to the extent such books, records and reports and any other information are not maintained by the Fund's custodian or other agents of the Fund. The Investment Manager also supplies each Fund with office space in New York and furnishes clerical services in the United States related to research, statistical and investment work. The Investment Manager renders to each Fund administrative services such as preparing reports to, and meeting materials for, the Fund's Board of Directors and reports and notices to Fund stockholders, preparing and making filings with the Securities and Exchange Commission and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement, providing assistance in certain accounting and tax matters and investor public relations, monitoring the valuation of portfolio securities, calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian. The Investment Manager agrees to pay reasonable salaries, fees and expenses of each Fund's officers and employees and any fees and expenses of the Fund's directors who are directors, officers or employees of the Investment Manager, except that each Fund bears travel expenses (or an appropriate portion of those expenses) of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees of or advisors to the Board. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Fund to any of its officers or Directors who were affiliated with the Investment Manager.

     Under each Investment Management Agreement, each Fund pays or causes to be paid all of its other expenses, including, among others, the following:

organization and certain offering expenses (including out-of-pocket expenses, but not including overhead or employee costs of the Investment Manager or of any one or more organizations retained as an advisor or consultant to the Fund or, in the case of The Brazil Fund, Inc. only, by the Fund or by the Investment Manager as a Brazilian administrator or adviser of the Fund); legal expenses; auditing and accounting expenses; telephone, facsimile, postage and other communications expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars, and accounting agents; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses related to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under each Investment Management Agreement, each Fund will pay the Investment Manager a monthly fee, which, on an annual basis, is equal to the rate per annum of the value of the Fund's average weekly net assets set forth in Appendix 4. The management, advisory and administration fee rate for each Fund under the Investment Management Agreements is set forth in Appendix 4 hereto. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management, advisory and administration fee to the Investment Manager during such period as also set forth in Appendix 4 hereto.

     Under each Investment Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients which may invest in securities of issuers in the country in which a Fund primarily invests and, in providing such services, may use information furnished by advisors and consultants to a Fund and others. Conversely, information furnished by others to the Investment Manager in providing services to other clients may be useful to the Investment Manager in providing services to a Fund.

     Under each Investment Management Agreement for The Argentina Fund, Inc., the Investment Manager shall pay to any entity retained by the Investment Manager to provide sub-advisory services with respect to Argentine securities, including the Argentine Adviser, the fees required pursuant to the sub-advisory contract relating to the Fund between Investment Manager and the Argentine

Adviser. In the event that the sub-advisory contract with the Argentine Adviser is terminated, the Investment Manager is responsible for furnishing to the Fund the services required to be performed by the Argentine Adviser or for arranging for a successor sub-investment adviser on terms and conditions acceptable to the Fund and subject to the requirements of the 1940 Act.

     Under each Investment Management Agreement for The Brazil Fund, Inc., the Investment Manager may retain the services of others, including a Brazilian adviser, but at no additional cost to the Fund, in connection with its services to the Fund.

     Under each Investment Management Agreement for the Korea Fund, Inc. the Investment Manager may retain the services of others, in addition to the Korean Adviser, but at no additional cost to the Fund in connection with its services to the Fund.

     Each Investment Management Agreement may be terminated at any time without payment of penalty by a Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Investment Manager on 60 days' written notice, but, in the case of The Brazil Fund, Inc., only after written notice to the Fund and to the Brazilian Comissao de Valores Mobiliarios of not less than 60 days (or such longer period as may be required by regulation). Each Investment Management Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act), provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of any Investment Management Agreement.

     The Korea Fund, Inc.'s license to invest in Korean securities provides that, should the Fund appoint a successor manager or Korean adviser or terminate the services of the Investment Manager or the Korean Adviser, approval by the Korean Minister of Finance and Economy would be required. The license provides that such approval will not unreasonably be withheld.

     Each Investment Management Agreement provides that the Investment Manager is not liable for any act or omission, error of judgment or mistake of laws or for any loss suffered by a Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Investment Management Agreement. Each Investment Management Agreement also contains provisions that provide that Scudder Kemper shall use its best efforts to seek the best overall terms available in executing transactions for the Fund and selecting brokers and dealers and shall consider on a continuing basis all factors it deems relevant, including the consideration of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of

1934) provided to the Fund and/or other accounts over which Scudder Kemper or an affiliate exercises investment discretion. In addition, with respect to the allocation of investment and sale opportunities among each Fund and other accounts or funds managed by Scudder Kemper, each Investment Management Agreement provides that Scudder Kemper shall allocate such opportunities in accordance with procedures believed by Scudder Kemper to be equitable to each entity.

     In addition, the Investment Management Agreement for each of Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc. and Scudder New Europe Fund, Inc. identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, each applicable Fund has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Fund's investment products and services. This license continues only as long as the Investment Management Agreement or any other investment advisory agreement is in place, and only as long as Scudder Kemper continued to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, each applicable Fund undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, each applicable Fund must not use a name likely to be confused with those associated with the Scudder Marks. The Investment Management Agreement for each Fund also contains a provision stating that such agreement supersedes all prior agreements.

     Scudder Kemper has acted as the Investment Manager for each Fund as of the date set forth in Appendix 5 hereto. Also shown in Appendix 5 is the date of each Former Investment Management Agreement, the date when each Former Investment Management Agreement was last approved by the stockholders of each Fund, the date when each New Investment Management Agreement was last approved by the Directors of each Fund and the date to which each New Investment Management Agreement was last continued. Each Former Investment Management Agreement was last submitted to stockholders prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Directors, cast in person at a meeting called for such purpose. In the event that stockholders of a Fund do not approve the New Investment Management Agreement, it will terminate. In such event, each Board will take such action as it deems to be in the best interests of the Fund and its stockholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially identical to the Former Investment Management Agreements, except for the dates of execution and termination. In addition, the New Investment Management Agreement of The Argentina Fund, Inc. was amended on October 27, 1998 to reduce the fee rate paid to the Investment Manager. The New Investment Management Agreement, as amended, for The Argentina Fund, Inc. provides that the fee rate paid to the Investment
Manager has been reduced from 1.20% to                .

INVESTMENT MANAGER

     Scudder Kemper, an indirect subsidiary of Zurich which resulted from the combination of the businesses of Scudder and Kemper in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, Laurence Cheng* is a Director, and, effective November 1, 1998, each of Gunther Gose(+) and William H. Bolinder(+) is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services. Appendix 6 includes information regarding each Director and Officer of each Fund who is associated with Scudder Kemper.

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, Juris Padegs, a Director of each of The Brazil Fund, Inc. and The Korea Fund, Inc., sold 93.1% of his holdings in Scudder to Zurich for cash, and Daniel Pierce, a Director of each of Scudder New Asia Fund, Inc. and Scudder New Europe Fund, Inc., sold 85.4% of his holdings in Scudder to Zurich for cash.

------------------------------

* Mythenquai 2, Zurich, Switzerland

(#) 345 Park Avenue, New York, New York

(+) 1400 American Lane, Schaumburg, Illinois

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value and provides fund accounting services for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, is the shareholding agent for each Fund. The table provided in Appendix 7 sets forth for each Fund the respective fees paid to SFAC and SSC during the last fiscal year of each Fund.

     SFAC and SSC will continue to provide fund accounting and shareholding agency services to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to any of the Funds. (See Appendix 4 for information regarding the management, advisory and administration fee rate, net assets and aggregate management, advisory and administration fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two Interna-tional Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder Kemper will not consider sales of shares of funds currently advised by Scudder Kemper as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. Scudder Kemper is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

     THE BOARD MEMBERS OF EACH FUND RECOMMEND THAT THE STOCKHOLDERS OF EACH
                     FUND VOTE IN FAVOR OF THIS PROPOSAL 1.

                     PROPOSAL 2: APPROVAL OR DISAPPROVAL OF
                      NEW RESEARCH AND ADVISORY AGREEMENTS

               (FOR STOCKHOLDERS OF THE ARGENTINA FUND, INC. AND
                           THE KOREA FUND, INC. ONLY)

     Scudder Kemper has entered into a Research and Advisory Agreement, on behalf of The Argentina Fund, Inc., with Sociedad General de Negocios y Valores S.A. ("Sociedad General" or the "Argentine Adviser"), pursuant to which the Argentine Adviser furnishes information, investment recommendations, advice and assistance to Scudder Kemper. The Research and Advisory Agreement between Scudder Kemper and Sociedad General in effect prior to the Transaction, which is described below (the "Former Argentine Sub-Advisory Agreement"), was dated December 31, 1997 and went into effect upon the consummation of the Scudder-Zurich Transaction. Scudder Kemper has also entered into a Research and Advisory Agreement, on behalf of The Korea Fund, Inc., with Daewoo Capital Management Co., Ltd. ("Daewoo" or the "Korean Adviser"), pursuant to which Daewoo furnishes information, investment recommendations, advice and assistance to Scudder Kemper. The Research and Advisory Agreement between Scudder Kemper and Daewoo in effect prior to the Transaction, which is described below (the "Former Korean Sub-Advisory Agreement," together with the Former Argentine Sub-Advisory Agreement, the

"Former Sub-Advisory Agreements"), was also dated December 31, 1997 and also went into effect upon the consummation of the Scudder-Zurich Transaction.

     Each Former Sub-Advisory Agreement provides that such agreement shall automatically terminate in the event of the termination (due to assignment or otherwise) of the applicable Fund's currently effective investment management agreement. As discussed in Proposal 1, consummation of the Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement and may, therefore, have caused a termination of each Former Sub-Advisory Agreement. (See Proposal 1 for more information regarding each Former Investment Management Agreement.) Accordingly, a new sub-advisory agreement between Sociedad General and Scudder Kemper, with respect to The Argentina Fund, Inc., (the "New Argentine Sub-Advisory Agreement" and, together with the Former Argentine Sub-Advisory Agreement, the "Argentine Sub-Advisory Agreements") and between Daewoo and Scudder Kemper, with respect to The Korea Fund, Inc. (the "New Korean Sub-Advisory Agreement" and, together with the Former Korean Sub-Advisory Agreement, the "Korean Sub-Advisory Agreements"), each of which is also described below, was approved by the Board members of each applicable Fund and are now being proposed for approval by stockholders of each of The Argentina Fund, Inc. and The Korea Fund, Inc., as applicable. (The New Argentine Sub-Advisory Agreement and the New Korean Sub-Advisory Agreement are together referred to herein as the "New Sub-Advisory Agreements" and the Argentine Sub-Advisory Agreements and the Korean Sub-Advisory Agreements are together referred to herein as the "Sub-Advisory Agreements.")

     As with the New Investment Management Agreements, prior to approval by stockholders of each New Sub-Advisory Agreement, any payments otherwise due under such sub-advisory agreements will be held in escrow subject to stockholder approval.

     EACH NEW SUB-ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO ITS CORRESPONDING FORMER SUB-ADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. The material terms of each Sub-Advisory Agreement are fully described below. A form of New Argentine Sub-Advisory Agreement is attached hereto as Exhibit C. A form of New Korean Sub-Advisory Agreement is attached hereto as Exhibit D.

     At its regularly scheduled, in-person meeting held on July 28, 1998 for The Argentina Fund, Inc. and July 22, 1998 for The Korea Fund, Inc., the Board of each Fund, including a majority of the Non-interested Directors, voted to approve the corresponding New Sub-Advisory Agreement. In considering whether to approve the corresponding New Sub-Advisory Agreement, each Board considered similar factors to those it considered in approving the applicable Fund's New Investment Management Agreement, to the extent applicable. (See Proposal 1 for more information regarding the Board of Directors Evalua-tion.) In addition to the foregoing factors, (a) the Board of The Argentina Fund, Inc. also considered the Argentine Adviser's position as a leading firm in Argentina in developing investment research capabilities; information submitted by the Argentine Adviser as to revenues and expenses; information relating to the execution of portfolio transactions for The Argentina Fund, Inc. by an affiliate of the Argentine Adviser; and various other factors; and (b) the Board of The Korea Fund, Inc. also considered the Korean Adviser's position as a leading firm in Korea in developing investment research capabilities; information submitted by the Korean Adviser as to revenues and expenses; information relating to the execution of portfolio transactions for The Korea Fund, Inc. by an affiliate of the Korean Adviser; and various other factors.

THE ARGENTINE SUB-ADVISORY AGREEMENTS

     Each Argentine Sub-Advisory Agreement provides that the Argentine Adviser shall furnish Scudder Kemper with such information, investment recommendations, advice and assistance as Scudder Kemper shall from time to time reasonably request, although it does not have authority to make investment decisions on behalf of The Argentina Fund, Inc. Information from the Argentine Adviser is evaluated by Scudder Kemper's research department and portfolio managers, in light of their own expertise and information from other sources, in making investment decisions for The Argentina Fund, Inc.

     In return for the services it renders under each Argentine Sub-Advisory Agreements, the Argentine Adviser is be paid by Scudder Kemper monthly compensation which, on an annual basis, is equal to 0.16% per annum of the average of the values of the net assets of The Argentina Fund, Inc. on the last business day of each week in the month for which the fee is computed. During the fiscal year ended October 31, 1997, the fees paid by Scudder Kemper to the Argentine Adviser, pursuant to the currently effective Argentine Sub-Advisory
Agreement amounted to $          .

     Each Argentine Sub-Advisory Agreement further provides that the Argentine Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Argentine Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of such Adviser in the performance of its duties or from reckless disregard by the Argentine Adviser of its obligations and duties under the Argentine Sub-Advisory Agreement.

     Each Argentine Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a majority vote of the outstanding voting securities of The Argentina Fund, Inc., and, as stated above, automatically terminates in the event of the termination of the Fund's currently effective investment management agreement or in the event of its assignment. On October 27, 1998, the Board of The Argentina Fund, Inc. approved the termination of the New Argentine Sub-Advisory Agreement, effective December 28, 1998.

ARGENTINE ADVISER

     The Argentine Adviser, Sociedad General de Negocios y Valores S.A., an investment adviser registered under the United States Investment Advisers Act of 1940, as amended (the "Advisers Act"), was organized in August 1991, and is 99% owned by Banco General de Negocios ("BGN"), an Argentine bank. The Adviser is located at Esmeralda 130, 7th Floor, Office "C" (1035) Buenos Aires, Argentina.

     The Chairman of the Argentine Adviser is Armando Braun, the Vice Chairman is Julio D. Barroero and the Director is Claudio G. Waidelich. Their business address is Esmeralda 130, 7th Floor, Office "C", Buenos Aires, Argentina. The Chairman of the Board of BGN is Jose E. Rohm and Carlos A. Rohm is the Vice Chairman of the Board, each of whom is also located at the aforementioned address. The directors of BGN are Rudolf W. Hug, Dr. Jose Maria Alvarez de Toledo, Dr. Jose A. Martinez de Hoz, Dr. Carlos Felix Pando Casado, Hector E. Puppo, Jorge E. Kalledey, Hansgeorg Hofmann, Adalbert Krieger Vasena, David C. Mulford and Brian O'Neill. The Argentine stockholders of BGN are the Rohm, Dodero and de Corral family interests, and the non-Argentine stockholders are Credit Suisse First Boston, Chase International Limited, Dresdner Bank Lateinamerika A.G. and Banca Nazionale del Lavoro SPA.

     Orders for the purchase and sale of securities for The Argentina Fund, Inc.'s portfolio may be placed with BGN and its affiliates as well as other Argentine brokers and financial institutions.

     The Former Argentine Sub-Advisory Agreement was last approved by stockholders of The Argentina Fund, Inc. on October 28, 1997, in connection with the Scudder-Zurich Transaction.

THE KOREAN SUB-ADVISORY AGREEMENTS

     Each Korean Sub-Advisory Agreement provides that the Korean Adviser shall furnish Scudder Kemper with information, investment recommendations, advice and assistance, as Scudder Kemper from time to time reasonably requests. In addition, each Korean Sub-Advisory Agreement provides that the Korean Adviser shall maintain a separate staff within its organization to furnish such services exclusively to Scudder Kemper. For the benefit of The Korea Fund, Inc., the Korean Adviser has agreed to pay the fees and expenses of any Directors or Officers of such Fund who are directors, officers or employees of the Korean Adviser or its affiliates, except that the Fund has agreed to bear certain travel expenses of such Director, Officer or employee to the extent such expenses relate to the attendance as a director at a Board meeting of the Fund.

     In return for the services it renders under each Korean Sub-Advisory Agreement, the Korean Adviser is be paid by Scudder Kemper monthly compensation which, on an annual basis, is equal to 0.2875% of the value of The Korea Fund, Inc.'s net assets up to and including $50 million; 0.2750% of such assets on the next $50 million; 0.2500% of such assets on the next $250 million;

0.2375% of such assets on the next $400 million; and 0.2250% of such assets in excess of $750 million. During the fiscal year ended June 30, 1998, the fees paid by Scudder Kemper to the Korean Adviser, pursuant to the currently
effective Korean Sub-Advisory Agreement, amounted to $          .

     Each Korean Sub-Advisory Agreement further provides that the Korean Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Korean Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Korean Adviser in the performance of its duties or from reckless disregard by the Korean Adviser of its obligations and duties under the Korean Sub-Advisory Agreement.

     Each Korean Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a majority vote of the outstanding voting securities of The Korea Fund, Inc., and, as stated above, automatically terminates in the event of the termination of The Korea Fund, Inc.'s currently effective investment management agreement or in the event of its assignment.

KOREAN ADVISER

     The Korean Adviser, Daewoo Capital Management Co., Ltd., an investment adviser registered under the Advisers Act, was organized in February 1988 under the laws of the Republic of Korea. The Korean Adviser is wholly owned by Daewoo Securities Co., Ltd. ("Daewoo Securities"), Daewoo Securities Building, 34-3 Youido-dong, Yongdungpo-gu, Seoul, Korea, the largest Korean securities firm in terms of paid-in-capital and revenues in 1996 and an underwriter in the Fund's first four public offerings. Daewoo Securities is affiliated with Daewoo Corporation, a conglomerate headquartered in Seoul, Korea. Daewoo Corporation and certain affiliates of Daewoo Corporation own approximately 12.98% of Daewoo Securities. The table below sets forth the name, principal occupation and address of the principal executive officer and each director of the Korean Adviser.

NAME AND POSITION
WITH THE KOREAN ADVISER         PRINCIPAL OCCUPATION                ADDRESS
-----------------------         --------------------                -------
Se-Geun Lee               President, Daewoo Capital         17-805 Hyundai Apt.,
President                 Management Co., Ltd.              Mynngil-Dong,
                                                            Kangdong-Gu, Seoul,
                                                            Korea
Dong-Wook Park Director   Director, Daewoo Capital          707-203 Jungbal Town,
                          Management Co., Ltd.              1004 Madu-Dong, Koyang,
                                                            Kyungki Province, Korea

NAME AND POSITION
WITH THE KOREAN ADVISER         PRINCIPAL OCCUPATION                ADDRESS
-----------------------         --------------------                -------
Ki-Ho Ohm                 Auditor, Daewoo Capital           327-301 Mokdong
Auditor                   Management Co., Ltd.              New Complex Apt.,
                                                            Yangchun-Gu, Seoul,
                                                            Korea

     During the fiscal year ended June 30, 1998, Daewoo Securities, with respect
to portfolio transactions for The Korea Fund, Inc. was paid $          , which
amounted to      % of total brokerage commissions paid. The Korea Fund, Inc.'s
Korean Adviser is a subsidiary of Daewoo Securities.

     The Former Korean Sub-Advisory Agreement was last approved by stockholders of The Korea Fund, Inc. on October 21, 1997, in connection with the Scudder-Zurich Transaction.

THE NEW SUB-ADVISORY AGREEMENTS

     Each New Sub-Advisory Agreement, which is currently in effect, is dated as of the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New Sub-Advisory Agreement provides that it will be in effect for an initial term ending on September 30, 1999, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the applicable Fund, or by the applicable Fund's Board and, in either event, the vote of a majority of the applicable Fund's Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. As stated above, on October 27, 1998, the Board of The Argentina Fund, Inc. approved the termination of the New Argentine Sub-Advisory Agreement effective December 28, 1998. In the event that stockholders of a Fund do not approve the Fund's New Sub-Advisory Agreement, it will terminate. In such event, each applicable Board will take such action as it deems to be in the best interests of the applicable Fund and its stockholders.

DIFFERENCES BETWEEN THE FORMER AND NEW SUB-ADVISORY AGREEMENTS

     Each New Sub-Advisory Agreement is substantially identical to the corresponding Former Sub-Advisory Agreement, except for the dates of execution and termination.

     THE BOARD MEMBERS OF EACH FUND RECOMMEND THAT THE STOCKHOLDERS OF EACH
               APPLICABLE FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain stockholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the stockholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the stockholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a stockholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-248-2681, ext. 429. Any proxy given by a stockholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 1999 meeting of stockholders of a Fund, should send their written proposals to the particular Fund, at 245 Park Avenue, New York, New York 10154, by February 12, 1999 in the case of Scudder New Europe Fund, Inc., by February 19, 1999 in the case of each of Scudder Global High Income Fund, Inc., The Argentina Fund, Inc. and The Brazil Fund, Inc., by April 14, 1999 in the case of The Korea Fund, Inc. and by April 23, 1999 in the case of Scudder New Asia Fund, Inc. The timely submission of a proposal does not guarantee its inclusion.

     Each Fund may exercise discretionary voting authority with respect to stockholder proposals for the 1999 meeting of its stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by a Fund at the above address on or before April 27 in the case of Scudder New Europe Fund, Inc., May 5 in the case of each of Scudder Global High Income Fund, Inc., The Argentina Fund, Inc. and the Brazil Fund, Inc., June 29, 1999 in the case of The Korea Fund, Inc. and July 7, 1999 in the case of Scudder New Asia Fund, Inc. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board member is aware of any matters that will be presented for action at a Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Directors,

/s/ Thomas F. McDonough
Thomas F. McDonough
Secretary

                                                                       EXHIBIT A

                                 MASTER FORM OF

                      NEW INVESTMENT ADVISORY, MANAGEMENT
                          AND ADMINISTRATION AGREEMENT

     AGREEMENT, dated and effective as of September 7, 1998 between [Name of Fund], a Maryland corporation (herein referred to as the "Fund"), and SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (herein referred to as the "Manager").

                                  WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

          1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objective[s] and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended (the "1940 Act"), [FOR THE BRAZIL FUND, INC. ONLY: and to furnish or cause to be furnished all required reports or other information under Brazilian securities laws,] [FOR THE KOREA FUND, INC. ONLY: and to furnish or cause to be furnished all required reports or other information under Korean securities laws] to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund; (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self -- regulatory organizations, including preliminary and definitive proxy materials and post -- effective amendments to the Fund's registration statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's shares of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained [FOR THE BRAZIL FUND, INC. ONLY: by the Fund or by the Manager as a Brazilian administrator or adviser of] [FOR THE KOREA FUND, INC. ONLY: by the Fund or by the Manager as Korean adviser of] [FOR ALL OTHER FUNDS: as an advisor or consultant to] the Fund); fees payable to the Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

     [FOR SCUDDER GLOBAL HIGH INCOME FUND, INC., SCUDDER NEW ASIA FUND, INC. AND SCUDDER NEW EUROPE FUND, INC, ONLY: 2. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." trademarks (together, the "Scudder Marks"), the Manager hereby grants the Fund a non-exclusive right and sublicense to use
(i) the "Scudder" name and mark as part of the Fund's name (the "Fund Name") and
(ii) the Scudder Marks in connection with the Fund's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between the Fund and the Manager (or any organization which shall have succeeded to the Manager's business as investment manager (the "Manager's Successor")), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as the Manager is a licensee of the Scudder Marks, provided, however, that the Manager agrees to use its best efforts to maintain its license to use and sublicense the Scudder Marks. The Fund agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Fund's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Fund shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Fund further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by the Manager or the Trademark Owner from time to time, provided that the Manager acknowledges that the services and products the Fund rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Fund shall cooperate with the Manager and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Fund as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between the Manager (or the Manager's Successor) and the Fund, or the Manager no longer is a licensee of the Scudder Marks, the Fund shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager (Manager's Successor) or the Trademark Owner. In no event shall the Fund use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between the Manager (or the Manager's Successor) and the Fund is terminated.]

     [FOR THE KOREA FUND, INC. ONLY: 2. In connection with the rendering of the services required under paragraph 1, the Fund and the Manager have entered into an agreement dated the date hereof with Daewoo Capital Management Co., Ltd. to furnish investment advisory services to the Manager pursuant to such agreement. The Manager may also contract with or consult with such banks, other securities firms or other parties in Korea or elsewhere as it may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Manager, and no obligation shall be incurred on the Fund's behalf in any such respect.]

     [FOR THE BRAZIL FUND, INC. ONLY: 2. In connection with the rendering of the services required under paragraph 1, the Fund and the Manager have entered into an agreement dated July 26, 1995 with Banco de Boston S.A., as amended from time to time, to furnish administrative services to the Manager pursuant to such agreement. The Manager may also contract with or consult with such banks, other securities firms or other parties in Brazil or elsewhere as it may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Manager, and no obligation shall be incurred on the Fund's behalf in any such respect.]

     In connection with the rendering of the services required under paragraph 1, the Fund and the Manager have entered into an agreement dated September 7, 1998 with Banco de Boston S.A., as amended from time to time, to furnish administrative services to the Manager pursuant to such agreement. The Manager may also contract with or consult with such banks, other securities firms or other parties in [Brazil] or elsewhere as it may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Manager, and no obligation shall be incurred on the Fund's behalf in any such respect.

     [2.]3. The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to
 ___ % per annum of the value of the Fund's average weekly net assets. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed. [FOR THE ARGENTINA FUND, INC. ONLY: The Manager shall pay any entity retained by the Manager to provide investment sub-advisory services with respect to Argentine securities (the "Argentine Adviser") the fees required pursuant to the sub-advisory contract with the Argentine Adviser. In the event that the sub-advisory contract with the Argentine Adviser is terminated, the Manager shall be responsible for furnishing to the Fund the services required to be performed by the Argentine Adviser under these arrangements or for arranging for a successor sub-invest-ment adviser on terms and conditions acceptable to the Fund and subject to the requirements of the 1940 Act.] [FOR THE KOREA FUND, INC. ONLY: For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to date of the termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination and the fee for such period through the end of the month in which such proceeds are received shall be prorated according to the proportion which such period bears to a full monthly period.] [FOR ALL OTHER FUNDS: Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.]

     The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time.

     [3.]4. The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

     [4.]5. In executing transactions for the Fund and selecting brokers or dealers, the Manager shall use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Manager shall consider on a continuing basis all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

     [5.]6. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities [FOR SCUDDER GLOBAL HIGH INCOME FUND, INC. ONLY: issued by issuers in emerging market countries] [FOR SCUDDER NEW ASIA FUND, INC. ONLY: of Asian issuers] [FOR SCUDDER NEW EUROPE FUND, INC. ONLY: of European issuers] [FOR THE ARGENTINA FUND, INC. ONLY: of Argentine issuers] [FOR THE BRAZIL FUND, INC. ONLY: of Brazilian issuers] [FOR THE KOREA FUND, INC. ONLY: of Korean issuers], or from utilizing (in providing such services) information furnished to the Manager by [FOR THE BRAZIL FUND, INC. ONLY: any Brazilian administrator and others as contemplated by sections 1 and 2 of this Agreement] [FOR THE KOREA FUND, INC. ONLY: Daewoo Capital Manage-ment Co., Ltd. and others as contemplated by sections 1 and 2 of this Agreement or by] advisors and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

     Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     [6.]7. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

     [7.]8. This Agreement shall be in effect for an initial term ending on September 30, 1999 and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager [FOR THE BRAZIL FUND, INC. ONLY: but only after written notice to the Fund and to the Comissao de

Valores Mobiliarios of not less than 60 days (or such longer period as may be required under the Regulations of the National Monetary Council).]

     This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.

     [8.]9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     [9.]10. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     [10.]11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     [11.]12. This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Manager.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                [Name of Fund]

                                By:
                    ------------------------------------------------------------
                                Title: President

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                    ------------------------------------------------------------

                      (This page intentionally left blank)

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS+

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
GLOBAL INCOME FUNDS
 Scudder Emerging Markets       High current income and,        1.000% of net assets      $  323,628,082
   Income Fund                  secondarily, long term capital
                                appreciation by investing
                                primarily in high-yielding
                                debt securities issued by
                                governments and corporations
                                in emerging markets.
 Scudder Global Bond Fund       Total return with an emphasis   0.750% to $1 billion      $  135,113,465
                                on current income by investing  0.700% thereafter++
                                primarily in high-grade bonds
                                denominated in foreign
                                currencies and the U.S.
                                dollar. As a secondary
                                objective, the Fund will seek
                                capital appreciation.
 Scudder International Bond     Income primarily by investing   0.850% to $1 billion      $  145,818,767
   Fund                         in a managed portfolio of       0.800% thereafter++
                                high-grade international bonds
                                and, secondarily, protection
                                and possible enhancement of
                                principal value by actively
                                managing currency, bond market
                                and maturity exposure and by
                                security selection.
ASSET ALLOCATION FUNDS
 Scudder Pathway International  Maximize total return,          There will be no fee as   $   11,728,045
   Portfolio                    consisting of capital           the Manager will receive
                                appreciation plus dividend      a fee from the
                                income and interest by          underlying funds.
                                investing in a select mix of
                                established international and
                                global Scudder Funds.
GLOBAL GROWTH FUNDS
 Global Discovery Fund          Above-average capital           1.100% of net assets      $  349,121,954
                                appreciation over the long
                                term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Emerging Markets       Long term growth of capital     1.25% of net assets++     $  219,624,481
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Global Fund            Long term growth of capital     1.000% to $500 million    $1,766,207,742
                                through a diversified           0.950% next $500 million
                                portfolio of marketable         0.900% next $500 million
                                securities, primarily equity    0.850% over $1.5 billion
                                securities, including common
                                stock, preferred stocks and
                                debt securities convertible
                                into common stocks.
 Scudder Gold Fund              Maximum return (principal       1.000% of net assets      $  132,131,545
                                change and income) consistent
                                with investing in a portfolio
                                of gold-related equity
                                securities and gold.
 Scudder Greater Europe Growth  Long term growth of capital     1.00% to $1 billion       $  195,514,335
   Fund                         through investments primarily   0.90% thereafter*
                                in the equity securities of
                                European companies.
 Scudder International Fund     Long term growth of capital     0.900% to $500 million    $2,884,919,345
                                primarily from foreign equity   0.850% next $500 million
                                securities.                     0.800% next $1 billion
                                                                0.750% next $1 billion
                                                                0.700% thereafter
 Scudder International Growth   Long term growth of capital     1.000% of net assets++    $   48,880,164
   and Income Fund              and current income primarily
                                from foreign equity
                                securities.
 Scudder International Growth   Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in the equity securities of
                                foreign companies with high
                                growth potential.
 Scudder International Value    Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in undervalued foreign equity
                                securities.
 Scudder Latin America Fund     Long term capital appreciation  1.250% to $1 billion      $  882,555,049
                                through investment primarily    1.150% thereafter
                                in the securities of Latin
                                American issuers.
 Scudder Pacific Opportunities  Long term growth of capital     1.100% of net assets      $  147,276,692
   Fund                         primarily through investment
                                in the equity securities of
                                Pacific Basin companies,
                                excluding Japan.
 The Japan Fund, Inc.           Long term capital appreciation  0.850% to $100 million    $  265,181,931
                                through investment primarily    0.750% next $200 million
                                in equity securities,           0.700% next $300 million
                                (including American Depository  0.650% thereafter
                                Receipts) of Japanese
                                companies.
CLOSED-END FUNDS
 Montgomery Street Income       High level of current income    0.500% to $150 million    $  207,315,702
   Securities, Inc.             consistent with prudent         0.450% next $50 million
                                investment risks through a      0.400% thereafter
                                diversified portfolio
                                primarily of debt securities.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Spain and Portugal     Long term capital appreciation  Adviser:                  $  112,909,567
   Fund, Inc.                   through investment primarily    1.000% of net assets
                                in equity securities of         Administrator:
                                Spanish & Portuguese issuers.   0.200% of net assets
INSURANCE PRODUCTS
 Scudder Variable Life          Above-average capital           0.975% of net assets++    $   20,115,141
   Investment Fund Global       appreciation over the long
   Discovery Portfolio          term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Variable Life          Long term growth of capital     0.875% to $500 million    $  427,237,880
   Investment Fund              principally from a diversified  0.725% thereafter
   International Portfolio      portfolio of foreign equity
                                securities.
AARP FUNDS
 AARP Global Growth Fund        Long term capital growth,       0.350% to $2 billion      $  148,029,373
                                consistent with a share price   0.330% next $2 billion
                                more stable than other global   0.300% next $2 billion
                                funds, through investment       0.280% next $2 billion
                                primarily in common stocks of   0.260% next $3 billion
                                established corporations in a   0.250% next $3 billion
                                wide variety of developed       0.240% thereafter
                                countries.                      INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP International Growth and  Long term capital growth,       0.350% to $2 billion      $   20,259,062
   Income Fund                  consistent with a share price   0.330% next $2 billion
                                more stable than other          0.300% next $2 billion
                                international mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a diversified portfolio of   0.250% next $3 billion
                                foreign common stocks with      0.240% thereafter++
                                above-average dividend yields   INDIVIDUAL FUND FEE
                                and foreign securities          0.600% of net assets
                                convertible into common
                                stocks.

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 ++ Subject to waivers and/or expense limitations.

  * The addition of this breakpoint is effective 10/1/98.

 ** Fee information is not available for Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

                                KEMPER FUNDS(+)

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
GLOBAL AND INTERNATIONAL FUNDS
 Kemper Asian Growth Fund      Long-term capital growth by    0.850% to $250 million    $    6,398,000
                               investing in a diversified     0.820% next $750 million
                               portfolio of Asian equity      0.800% next $1.5 billion
                               securities.                    0.780% next $2.5 billion
                                                              0.750% next $2.5 billion
                                                              0.740% next $2.5 billion
                                                              0.730% next $2.5 billion
                                                              0.720% thereafter**
 Kemper Emerging Markets       Long-term growth of capital    1.250% of net assets**    $    1,147,000@
   Growth Fund                 primarily through equity
                               investment in emerging
                               markets around the globe.
 Kemper Emerging Markets       High current income and,       1.000% of net assets**    $    5,616,000@
   Income Fund                 secondarily, long-term
                               capital appreciation.
 Kemper Europe Fund            Long-term capital growth by    0.750% to $250 million    $   23,910,000
                               investing in a diversified     0.720% next $750 million
                               portfolio of European equity   0.700% next $1.5 billion
                               securities.                    0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Global Blue Chip Fund  Long-term growth of capital    1.000% to $250 million    $    3,663,000@
                               through a diversified          0.950% next $750 million
                               worldwide portfolio of         0.900% thereafter**
                               marketable securities,
                               primarily equity securities.
 Kemper Global Income Fund     High current income            0.750% to $250 million    $   99,054,000
                               consistent with prudent total  0.720% next $750 million
                               return asset management by     0.700% next $1.5 billion
                               investing in a portfolio of    0.680% next $2.5 billion
                               investment grade foreign and   0.650% next $2.5 billion
                               domestic fixed income          0.640% next $2.5 billion
                               securities.                    0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Fund     Total return, a combination    0.750% to $250 million    $  588,069,000
                               of capital growth and income,  0.720% next $750 million
                               principally through an         0.700% next $1.5 billion
                               internationally diversified    0.680% next $2.5 billion
                               portfolio of equity            0.650% next $2.5 billion
                               securities.                    0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Growth   Long-term growth of capital    1.000% of net assets**    $    1,556,000@
   and Income Fund             and income, primarily from
                               foreign equity securities.
 Kemper Latin America Fund     Long-term capital              1.250% to $250 million    $    1,441,000@
                               appreciation through           1.200% next $750 million
                               investment primarily in the    1.150% thereafter**
                               securities of Latin American
                               issuers.

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
ASSET ALLOCATION FUNDS
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.580% to $250 million    $  106,339,000
                               capital and income,            0.550% next $750 million
                               consistent with moderate       0.530% next $1.5 billion
                               risk.                          0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.580% to $250 million    $  110,076,000
                               secondarily, income.           0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 5 Portfolio    Income consistent with         0.580% to $250 million    $   55,335,000
                               preservation of capital and,   0.550% next $750 million
                               secondarily, growth of         0.530% next $1.5 billion
                               capital.                       0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
CLOSED-END FUNDS
 The Growth Fund of Spain,     Long-term capital              1.000% of net assets(1)   $  315,059,000
   Inc.                        appreciation by investing
                               primarily in equity
                               securities of Spanish
                               companies.
 Kemper High Income Trust      Highest current income         0.850% of net assets(1)   $  222,919,000
                               obtainable consistent with
                               reasonable risk with capital
                               gains secondary.
 Kemper Intermediate           High current income            0.800% of net assets(1)   $  267,218,000
   Government Trust            consistent with preservation
                               of capital by investing in
                               U.S. and foreign government
                               securities.
 Kemper Multi-Market Income    High current income            0.850% of net assets(1)   $  217,508,000
   Trust                       consistent with prudent total
                               return asset management by
                               investing in a diversified
                               portfolio of investment grade
                               tax-exempt securities.
 Kemper Municipal Income       High level of current income   0.550% of net assets(1)   $  686,179,000
   Trust                       exempt from federal income
                               tax.

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
 Kemper Strategic Income Fund  High current income by         0.850% of net assets(1)   $   53,129,000
                               investing its assets in a
                               combination of lower-rated
                               corporate fixed-income
                               securities, fixed-income
                               securities of emerging market
                               and other foreign issuers
                               and, fixed-income securities
                               of the U.S. Government and
                               its agencies and
                               instrumentalities and private
                               mortgage-backed issuers.
 Kemper Strategic Municipal    High level of current income   0.600% of net assets(1)   $  130,895,000
   Income Trust                exempt from federal income
                               tax by investing in a
                               diversified portfolio of
                               tax-exempt municipal
                               securities.
ANNUITY PRODUCTS
 Kemper Global Blue Chip       Long-term growth of capital    1.000% to $250 million               N/A*
   Portfolio                   through diversified worldwide  0.950% next $750 million
                               portfolio of marketable        0.900% thereafter
                               securities, primarily equity
                               securities.
 Kemper Global Income          High current income            0.750% of net assets      $    2,145,000
   Portfolio                   consistent with prudent total
                               return asset management.
 Kemper International Growth   Long-term growth of capital    1.000% of net assets                 N/A*
   and Income Portfolio        and current income, primarily
                               from foreign equity
                               securities.
 Kemper International          Total return, a combination    0.750% of net assets      $  200,046,000
   Portfolio                   of capital growth and income,
                               principally through an
                               internationally diversified
                               portfolio of equity
                               securities.

------------------------------
  (+) The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

  * Fee information is not available for Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998;

 ** Subject to waivers and/or reimbursements.

 *** Net asset information is provided as of the semi-annual period ended April
     30, 1998.

 @ Net asset information is provided as of the semi-annual period ended March
   31, 1998.

  (1) Based on average weekly net assets.

                                                                       EXHIBIT C

                                    FORM OF
                      NEW ARGENTINE SUB-ADVISORY AGREEMENT

                        RESEARCH AND ADVISORY AGREEMENT

                        SCUDDER KEMPER INVESTMENTS, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                                               September 7, 1998

Sociedad General de Negocios y Valores S.A.
Esmeralda 120
Piso 7 "C"
Buenos Aires 1035, Republica Argentina

Dear Sirs,

     Scudder Kemper Investments, Inc. (the "Investment Manager") has entered into an Investment Advisory, Management and Administration Agreement dated as of September 7, 1998 with The Argentina Fund, Inc., a Maryland corporation (the "Fund"), pursuant to which the Investment Manager is to act as investment adviser to and manager of the Fund.

     The Investment Manager wishes to avail itself of your investment advisory services (the "Argentine Adviser"). Accordingly, the Investment Manager, with the acceptance of the Fund, hereby agree with you as follows for the duration of this agreement:

          1. The Argentine Adviser upon the terms and conditions herein set forth shall serve as the Fund's Argentine adviser and, as such, shall furnish to the Investment Manager on behalf of the Fund such information, investment recommendations, advice and assistance as the Investment Manager shall from time to time reasonably request.

          The Argentine Adviser agrees that neither the Investment Manager nor the Fund shall be responsible for fees, salaries or other compensation due to directors, officers or employees of the Argentine Adviser. The Argentine Adviser undertakes to indemnify and hold the Investment Manager and the Fund harmless against any potential claims by any such director, officer or employee for fees, salaries or other compensation (and any related expenses) based on services performed for the Fund or the Investment Manager other than those that either the Fund or the Investment Manager have agreed to bear.

          2. The Investment Manager shall pay to the Argentine Adviser, as full compensation for the services to be rendered and expenses to be borne by the Argentine Adviser hereunder, a monthly fee payable in U.S. dollars which, on an annual basis, shall be equal to 0.16 percent of the value of the

     Fund's average weekly net assets. The Argentine Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to the Investment Manager for payment of fees due.

          3. The Argentine Adviser agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

          4. Nothing herein or in the agreement contemplated herein shall be construed as prohibiting the Argentine Adviser from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other U.S. registered investment companies), including clients which may invest in securities of Argentine issuers, or from utilizing (in providing such services) information furnished to the Investment Manager; nor shall anything herein be construed as constituting the Argentine Adviser an agent of the Investment Manager.

          5. The Argentine Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Argentine Adviser nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund or the Investment Manager, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Argentine Adviser in the performance of its duties or by reason of reckless disregard on the part of the Argentine Adviser of its obligations and duties under the agreement contemplated herein.

          6. Neither this proposal or the agreement contemplated herein nor the actions of the parties in the course of performance of the agreement contemplated herein shall be deemed in any manner to create or impose a joint venture, partnership or agency relationship between the parties hereto. In all respects, the Argentine Adviser shall be acting solely as an independent contractor to the Investment Manager in the course of supplying the services contemplated by this proposal and the agreement contemplated herein, and shall not be acting as an agent, servant or employee of either the Fund or the Investment Manager.

          7. Should this proposal be accepted, the agreement contemplated herein shall remain in effect until September 30, 1999, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, the Investment Manager or the Argentine Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. The agreement contemplated herein may nevertheless be terminated at any time without penalty, on 60 days' written notice to the other parties, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Argentine Adviser. Any such notice shall be deemed given when received by the addressee at the address indicated in
     Section 9 below. The agreement contemplated herein shall automatically be terminated in the event of its assignment or in the event of the termination of the Fund's investment advisory agreement with the Investment Manager.

          8. The agreement contemplated herein may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

          9. Any notice given in connection with this proposal or under the agreement contemplated herein to either party shall be in writing and shall be deemed to have been duly given upon receipt at such party's address specified below, or at such other address as such party shall have designated to the party giving such notice.

        The Investment Manager:

              Scudder Kemper Investments, Inc.
              c/o Legal Department
              345 Park Avenue
              New York, New York 10154
              Fax: (212) 223-3127

        The Argentine Adviser:

              Sociedad General de
              Negocios y Valores S.A.
              Esmeralda 120
              Piso 7 "C"
              Buenos Aires 1035, Republica Argentina
              Fax: (541) 322-8822

          10. This proposal and the agreement contemplated herein shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person", "assignment", and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

          11. The Argentine Adviser irrevocably submits to the jurisdiction of any New York State or U.S. Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Argentine Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Argentine Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Argentine Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Argentine Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Argentine Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

          As long as the agreement contemplated herein remains in effect, the Argentine Adviser will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding in a New York State or U.S. Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this proposal or the agreement contemplated herein. The Argentine Adviser hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 1633 Broadway, New York, New York 10019 (or at such other address in the Borough of Manhattan, The City of New York, as said agent may designate by written notice to the Argentine Adviser and the Investment Manager). The Argentine Adviser hereby consents to the process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Argentine Adviser set forth above or to any other address of which the Argentine Adviser shall have given written notice to the Investment Manager. The Argentine Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service
     (i) shall be deemed in every respect effective service of process upon the Argentine Adviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Argentine Adviser.

     Nothing in this Section 11 shall affect the right of the Investment Manager to serve process in any manner permitted by law or limit the right of the Investment Manager to bring proceedings against the Argentine Adviser in the courts of any jurisdiction or jurisdictions.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

Yours sincerely,
SCUDDER KEMPER INVESTMENTS, INC.

By:

    -----------------------------------

Title:

     The foregoing agreement is hereby accepted as of the date first above written.

SOCIEDAD GENERAL DE NEGOCIOS Y
VALORES, S.A.

By:

    -----------------------------------

Title:

ACCEPTED:
THE ARGENTINA FUND, INC.

By:

    -----------------------------------

Title:

                      (This page intentionally left blank)

                                                                       EXHIBIT D

                                    FORM OF
                       NEW KOREAN SUB-ADVISORY AGREEMENT

                        RESEARCH AND ADVISORY AGREEMENT

                        SCUDDER KEMPER INVESTMENTS, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                                               September 7, 1998

Daewoo Capital Management Co., Ltd.
34-3, Youido-dong
Yongdungpo-gu
Seoul, Korea

Dear Sirs:

     We have entered into an Investment Advisory, Management and Administration Agreement (the "Management Agreement") dated as of September 7, 1998 with The Korea Fund, Inc., a Maryland corporation (the "Fund"), pursuant to which we act as investment adviser to and manager of the Fund. A copy of the Management Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

          1. You agree to furnish to us such information, investment recommendations, advice and assistance, as we shall from time to time reasonably request. In that connection, you agree to continue to maintain a separate staff within your organization to furnish such services exclusively to us. In addition, for the benefit of the Fund, you agree to pay the fees and expenses of any directors or officers of the Fund who are directors, officers or employees of you or of any of your affiliates, except that the Fund shall bear travel expenses of one (but not more than one) director, officer or employee of you or any of your affiliates who is not a resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors of the Fund in the United States and shall also bear the travel expenses of any other director, officer or employee of you or of any of your affiliates who is resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors outside of the United States.

          2. We agree to pay in United States dollars to you, as compensation for the services to be rendered by you hereunder, a monthly fee which, on an annual basis, is equal to 0.2875% per annum of the value of the Fund's net assets up to and including $50 million; 0.2750% per annum of the value of the Fund's net assets on the next $50 million of assets; 0.2500% per annum of the value of the Fund's net assets on the next $250 million of assets; 0.2375% per annum of the value of the Fund's net assets on the next $400 million of assets; and 0.2250% per annum of the value of the Fund's net assets in excess of $750 million. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination and the fee for such period through the end of the month in which such proceeds are received shall be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee shall be made by us to you within the fifteen days next following the day as of which such payment is so computed.

          The value of the net assets of the Fund shall be determined pursuant to applicable provision of the Certificate of Incorporation and By-laws of the Fund.

          We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section
     1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We have furnished you with informal memoranda, copies of which are attached to this Agreement, reflecting our understanding of our working procedures with you, which may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

          3. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

          4. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in
     Section 1 hereof.

          5. Nothing herein shall be construed as constituting you an agent of us or of the Fund.

          6. You represent and warrant that you are registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

          7. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended.

          8. We and the Fund agree that you may rely on information reasonably believed by you to be accurate and reliable. We and the Fund further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement.

          9. This Agreement shall remain in effect until September 30, 1999 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given above or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Management Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

          10. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval.

          11. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

        Addressed

                 If to Scudder Kemper Investments, Inc., to:

                 Scudder Kemper Investments, Inc.
                 345 Park Avenue
                 New York, NY 10154

                 Attention: President
                 (Facsimile No. 212-319-7813)

                 If to Daewoo Capital Management Co., Ltd., to:

                 34-3, Youido-dong
                 Yongdungpo-gu
                 Seoul, Korea

                 Attention: Chairman
                 (Facsimile No. 011-822-784-0826)
     or to such other address as to which the recipient shall have informed the other party.

          Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

          12. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

Very truly yours,
SCUDDER KEMPER INVESTMENTS, INC.

By:

    -----------------------------------
Title: President

     The foregoing agreement is hereby accepted as of the date first above written.

DAEWOO CAPITAL MANAGEMENT CO., LTD.

By:

    -----------------------------------
Title: Chairman

Accepted:

           ----------------------------------

THE KOREA FUND, INC.

By:

    -----------------------------------
Title: President

                      (This page intentionally left blank)

                                                                      APPENDIX 1

                            FUND SHARES OUTSTANDING

     Holders of record of the shares of each Fund at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1998.

                                                           NUMBER OF SHARES
                                                             OUTSTANDING
                                                            AS OF JUNE 30,
                         FUND                                    1998
                         ----                              ----------------
Scudder Global High Income Fund, Inc.                          9,759,063
Scudder New Asia Fund, Inc.                                    8,804,757
Scudder New Europe Fund, Inc.                                 16,124,566
The Argentina Fund, Inc.                                       9,273,029
The Brazil Fund, Inc.                                         16,315,155
The Korea Fund, Inc.                                          49,999,999

                      (This page intentionally left blank)

                                                                      APPENDIX 2

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

     As of June 30, 1998, 575,000 shares in the aggregate, 6.21% of the outstanding shares of THE ARGENTINA FUND, INC. were held in the name of Fiduciary Trust Company International, Two World Trade Center, New York, New York 10048, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 491,100 shares in the aggregate, 5.28% of the outstanding shares of THE ARGENTINA FUND, INC. were held in the name of The State Teachers Retirement Board of Ohio, 275 East Broad Street, Columbus, Ohio 43215, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,242,600 shares in the aggregate, 13.40% of the outstanding shares of THE ARGENTINA FUND, INC. were held in the name of President and Fellows of Harvard College, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,377,958 shares in the aggregate, 8.50% of the outstanding shares of THE BRAZIL FUND, INC. were held in the name of Newgate Management Associates, George Foot and Sonia Rosenbaum, 80 Field Point Road, Greewich, Connecticut 06830, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,288,400 shares in the aggregate, 7.90% of the outstanding shares of THE BRAZIL FUND, INC. were held in the name of The State Teachers Retirement Board of Ohio, 275 East Broad Street, Columbus, Ohio 43215, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 937,400 shares in the aggregate, 5.80% of the outstanding shares of THE BRAZIL FUND, INC. were held in the name of President and Fellows of Harvard College, c/o Harvard Management Company, Inc., 600 Atlantic Avenue, Boston, Massachusetts 02210 who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

                      (This page intentionally left blank)

                                                                      APPENDIX 3

                         FUND SHARES OWNED BY DIRECTORS

                                 TO BE PROVIDED

                      (This page intentionally left blank)

                                                                      APPENDIX 4

                     FUND MANAGEMENT FEE RATES, NET ASSETS
                         AND AGGREGATE MANAGEMENT FEES

                                                                                           AGGREGATE
                                                                                          MANAGEMENT,
                                                             MANAGEMENT, ADVISORY AND     ADVISORY AND
                                                                  ADMINISTRATION         ADMINISTRATION
            FUND              FISCAL YEAR    NET ASSETS             FEE RATE+              FEE PAID+
            ----              -----------    ----------      ------------------------    --------------
Scudder Global High Income     10/31/97     $ 80,721,844   1.20%                           $1,212,155
 Fund, Inc.
Scudder New Asia Fund, Inc.    12/31/97     $ 98,866,168   1.25% on first $75 million      $1,607,932
                                                           of avg. daily net assets;
                                                           1.15% on next $125 million;
                                                           1.10% on assets over $200
                                                           million
Scudder New Europe Fund,       10/31/97     $320,293,393   1.25% on first $75 million      $3,490,192
 Inc.                                                      of avg. daily net assets;
                                                           1.15% on next $125 million;
                                                           1.10% on assets over $200
                                                           million
The Argentina Fund, Inc.       10/31/97     $135,327,320   1.20%*                          $1,696,831
The Brazil Fund, Inc.          12/31/97     $429,429,751   1.20% on first $150 million     $5,511,127
                                                           of avg. daily net assets;
                                                           1.05% on next $200 million;
                                                           1.00% on assets over 1.00%**
The Korea Fund, Inc.            6/30/97     $661,095,707   1.15% on first $50 million      $5,914,297
                                                           of avg. daily net assets;
                                                           1.10% on next $50 million;
                                                           1.00% on next $250 million;
                                                           0.95% on next $400 million;
                                                           0.90% on assets over $750
                                                           million***

------------------------------
  + The management fee rates shown are for each Fund's most recently completed fiscal year.
  + Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder Kemper Investments, Inc.
  * This fee is higher than advisory fees paid by most other investment companies, primarily because of the Fund's objective of investing in Argentine securities, the additional time and expense required of the Investment Manager in pursuing such objective and the need to enable the Investment Manager to compensate the Fund's Argentine adviser for its services.
 ** This fee is higher than advisory fees paid by most other investment companies, primarily because of the Fund's objective of investing in Brazilian securities and the additional time and expense required of the Investment Manager in pursuing such objective.
 *** This fee is higher than advisory fees paid by most other investment companies, primarily because of the Fund's objective of investing in Korean securities, the additional time and expense required of the Investment Manager in pursuing such objective and the need to enable the Investment Manager to compensate the Fund's Korean adviser for its services.

                      (This page intentionally left blank)

                                                                      APPENDIX 5

                               DATES RELATING TO
                        INVESTMENT MANAGEMENT AGREEMENTS

                                                                                    TERMINATION
                                                          FORMER          NEW          DATE
                                                        INVESTMENT    INVESTMENT      (UNLESS
                                           DATE OF      MANAGEMENT    MANAGEMENT    CONTINUED)
                          COMMENCEMENT      FORMER      AGREEMENT      AGREEMENT      FOR NEW
                               OF         INVESTMENT       LAST          LAST       INVESTMENT
                         MANAGEMENT BY    MANAGEMENT   APPROVED BY    APPROVED BY   MANAGEMENT
FUND                     SCUDDER KEMPER   AGREEMENT    STOCKHOLDERS    DIRECTORS     AGREEMENT
----                     --------------   ----------   ------------   -----------   -----------
Scudder Global High          7/31/92       12/31/97      10/28/97       7/28/98       9/30/99
 Income Fund, Inc.
Scudder New Asia Fund,       6/25/87       12/31/97      10/21/97       7/22/98       9/30/99
 Inc.
Scudder New Europe           11/22/89      12/31/97      10/21/97       7/23/98       9/30/99
 Fund, Inc.
The Argentina Fund,          8/16/91       12/31/97      10/28/97       7/28/98       9/30/99
 Inc.
The Brazil Fund, Inc.        9/25/87       12/31/97      10/28/97       7/28/98       9/30/99
The Korea Fund, Inc.         8/17/84       12/31/97      10/21/97       7/22/98       9/30/99

                      (This page intentionally left blank)

                                                                      APPENDIX 6

                       DIRECTORS AND OFFICERS ASSOCIATED
                              WITH SCUDDER KEMPER

       NAME                 POSITION WITH FUNDS           ASSOCIATION WITH SCUDDER KEMPER
       ----                 -------------------           -------------------------------
Lynn S. Birdsong      Chairman, President, Director      Managing Director, Vice President
                      (Scudder Global High Income
                      Fund, Inc.)
Nicholas Bratt        Chairman, President, Director      Managing Director
                      (The Argentina Fund, Inc.);
                      President and Director (Scudder
                      New Europe Fund, Inc.);
                      President (The Brazil Fund,
                      Inc., Scudder New Asia Fund,
                      Inc., The Korea Fund, Inc.)
Daniel Pierce         Chairman, Director (Scudder New    Managing Director
                      Asia Fund, Inc., Scudder New
                      Europe Fund, Inc.)
Kathryn L. Quirk      Director, Vice President,          Managing Director
                      Assistant Secretary (Scudder New
                      Asia Fund, Inc.); Vice
                      President, Assistant Secretary
                      (all other funds)
Elizabeth J. Allan    Vice President (Scudder New Asia   Senior Vice President
                      Fund, Inc.)
Susan E. Dahl         Vice President (Scudder Global     Managing Director
                      High Income Fund, Inc.)
Paul J. Elmlinger     Vice President, Assistant          Managing Director
                      Secretary (The Argentina Fund,
                      Inc., Scudder New Europe Fund,
                      Inc., Scudder Global High Income
                      Fund, Inc.)
Carol L. Franklin     Vice President (Scudder New        Managing Director
                      Europe Fund, Inc.)
Edmund B. Games,      Vice President (The Brazil Fund,   Managing Director
  Jr.                 Inc.)
Bruce H. Goldfarb     Vice President and Assistant       Senior Vice President
                      Secretary
Joan R. Gregory       Vice President (Scudder New        Vice President
                      Europe Fund, Inc.)
Theresa Gusman        Vice President (Scudder New Asia   Senior Vice President
                      Fund, Inc.)
Judith A. Hannaway    Vice President                     Vice President
John J. Lee           Vice President (The Korea Fund,    Senior Vice President
                      Inc.)
Luis R. Luis          Vice President (The Argentina      Managing Director
                      Fund, Inc.)
Thomas F. McDonough   Vice President and Secretary       Senior Vice President

       NAME                 POSITION WITH FUNDS           ASSOCIATION WITH SCUDDER KEMPER
       ----                 -------------------           -------------------------------
Paul H. Rogers        Vice President (The Argentina      Vice President
                      Fund, Inc., The Brazil Fund,
                      Inc.)
M. Isabel Saltzman    Vice President (Scudder Global     Managing Director
                      High Income Fund, Inc.)
John R. Hebble        Treasurer                          Senior Vice President
Caroline Pearson      Assistant Secretary                Senior Vice President

                                                                      APPENDIX 7

                           FEES PAID TO SFAC AND SSC

                                                     FISCAL     AGGREGATE FEE    AGGREGATE FEE
FUND                                                  YEAR      PAID TO SFAC      PAID TO SSC
----                                                --------    -------------    -------------
Scudder Global High Income Fund, Inc.               10/31/97      $ 91,468         $ 15,000
Scudder New Asia Fund, Inc.                         12/31/97      $135,273         $ 15,000
Scudder New Europe Fund, Inc.                       10/31/97      $177,738         $ 15,000
The Argentina Fund, Inc.                            10/31/97      $106,168         $ 15,000
The Brazil Fund, Inc.                               12/31/97      $265,468         $ 15,000
The Korea Fund, Inc.                                 6/30/97      $310,882         $ 15,000

                      (This page intentionally left blank)

For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-2681.

PROXY                          [CLOSED END FUND]                           PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF YOUR FUND
              ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 17, 1998

   The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston Massachusetts 02110, on Thursday, December 17, 1998 at 3:00 p.m., eastern time, and at any adjournments thereof.

   UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

   The Board members of your Fund, including those who are not affiliated with the Fund or Scudder Kemper Investments, Inc., recommend that you vote FOR each item.

1. To approve the new Investment Management, Advisory and Administration Agreement between the Fund and Scudder Kemper Investments, Inc.;

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

2. (For stockholders of The Argentina Fund, Inc. and The Korea Fund, Inc. only) to approve a new research and advisory agreement between Scudder Kemper Investments, Inc. and Sociedad General de Negocios y Valores S.A. and Daewoo Capital Management Co., Ltd., respectively.

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

                             (continued other side)

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                             Please sign exactly as your name or
                                             names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

                                             -----------------------------------
                                                 (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of joint owner, if any)

                                             Dated  _______ , 1998

                                             PLEASE SIGN AND RETURN PROMPTLY IN
                                                          ENCLOSED.

                                                   NO POSTAGE IS REQUIRED.